                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant     [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the CC only (as permitted by RULE 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 MICRO-ASI, INC.
                (Name of registrant as specified in its charter)

                                XXXXXXXXXXXXXXXX
    (Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
        Fee computed on table below per Exchange Act Rules 14a-6(i)(1 and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction

        (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:  December 3, 1999

                                 MICRO-ASI, INC.
                         12655 North Central Expressway
                                   Suite 1000
                                Dallas, TX 75243


To the Shareholders of Micro-ASI, Inc.


              NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Micro-ASI, Inc., a Texas corporation (the "Company"), will be held at 10:00 a.m. (local time) on Wednesday, December 15, 1999, at the Westin Park Central Hotel, 12720 Merit Drive, Tenison Room A & B, Dallas, Texas 75243, to consider and act upon the following matters:

         (1) To elect five (5) directors for all three classes or until their successors are duly elected and qualified;

         (2)  To approve the 1999 Stock Option Plan of the Company;

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

              Only shareholders of record of the Company's shares of common stock at the close of business on October 31, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

              The list of shareholders entitled to vote at the meeting will be available for inspection during regular business hours at the Company's corporate offices at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 for ten days prior to the meeting.


                                             By Order of the Board of Directors,


                                             Joel E. Claybrook
                                             President and CEO

  Dallas, Texas
  December 3, 1999


  YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN BY MAIL OR FACSIMILE (972-392-9639) THE ENCLOSED PROXY AS SOON AS POSSIBLE.

                                 MICRO-ASI, INC.
                         12655 North Central Expressway
                                   Suite 1000
                                Dallas, TX 75243

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 15, 1999

                               -------------------

              This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Micro-ASI, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (local time) on Wednesday, December 15, 1999 at the Westin Park Central, 12720 Merit Drive, Tenison Room A & B, Dallas, Texas 75251 and at any adjournment thereof, with respect to the matters referred to in the accompanying notice. It is anticipated that this Proxy Statement and the accompanying materials will first be mailed to shareholders on or about December 3, 1999.

                          ACTION TO BE TAKEN AT MEETING

              The accompanying proxy, unless the shareholders otherwise specifies in the proxy, will be voted:

              (i) for the election as directors of the nominees listed under "Election of Directors, (ii) for approval and ratification of the 1999 Stock Option Plan of Micro-ASI, Inc. and (iii) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any postponements thereof.

                            OUTSTANDING CAPITAL STOCK

              The Company's shares of Common Stock, par value $.001 per share, ("Shares") are the only outstanding class of voting securities. Holders of record at the close of business on October 31, 1999 (the "Record Date") are entitled to notice of and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on October 31, 1999, there were issued and outstanding 18,854,111 Shares, each entitled to cast one vote.

                                QUORUM AND VOTING

              The presence, in person, or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum at the meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy for each share held in his or her name on the record date. Abstentions may be specified on all proposals except the election of directors. Abstentions, other than for the election of directors, will have the same effect as a vote against such proposal. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposals.

                             REVOCABILITY OF PROXIES

              A shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date, and (3) attending the Annual Meeting, filing a written notice of revocation with the Secretary of the meeting, and voting in person.

                         PERSONS MAKING THE SOLICITATION

              The accompanying proxy is being solicited by the Board of Directors of the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone, mail, or facsimile without additional remuneration therefore. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for transmittal to such beneficial owners. The costs of this solicitation are being borne by the Company and no other person or persons will bear such risk either directly or indirectly.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table and notes thereto set forth information regarding the beneficial ownership of the Company's shares of Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of voting security, (ii) each director and nominee for director, (iii) each of the named executive officers of the Company, and (iv) all executive officers and directors of the Company as a group. The percentages have been calculated by taking into account all shares of Common Stock owned on such date as well as all shares with respect to which such person has the right to acquire beneficial ownership at such date or within sixty (60) days thereafter. Unless otherwise indicated, all persons listed below have sole voting and sole investment power over the shares of Common Stock owned.

--------------------------------------------------------------------------------------------------------------------
Name & Address of beneficial owner         Shares of Common Stock beneficially       Percentage of Common Stock
                                           owned; Relationship (1) (2)               beneficially owned (1)
--------------------------------------------------------------------------------------------------------------------
Cecil E. Smith, Jr.                        5,060,000  (3)                                        26.84%
Park Central Plaza I                       Chairman of the
12655 N. Central Expwy.                    Board of Directors
Suite 1000
Dallas, Texas 75243
--------------------------------------------------------------------------------------------------------------------
Joel E. Claybrook                          1,835,000  (4)                                        9.73%
Park Central Plaza I                       President and
12655 N. Central Expwy.                    Chief Executive Officer
Suite 1000                                 Member, Board of Directors
Dallas, Texas 75243
--------------------------------------------------------------------------------------------------------------------
Dr. Meng-Sheng Lin                           860,000  (5)                                        4.56%
Park Central Plaza I                       Director
12655 N. Central Expwy.                    Member, Board of Directors
Suite 1000
Dallas, Texas 75243
--------------------------------------------------------------------------------------------------------------------
Dr. Myles Welborn                             45,500                                              .24%
Park Central Plaza I                       Director
12655 N. Central Expwy.                    Member, Board of Directors
Suite 1000
Dallas, Texas 75243
--------------------------------------------------------------------------------------------------------------------
James Hamner                                       0
Park Central Plaza I                       Director
12655 N. Central Expwy.                    Member, Board of Directors
Suite 1000
Dallas, Texas 75243
--------------------------------------------------------------------------------------------------------------------
Dr. James Dukowitz                                 0  (6)
Park Central Plaza I                       Senior Vice President
12655 N. Central Expwy.                    Chairman of Executive
Suite 1000                                 Committee
Dallas, Texas 75243
--------------------------------------------------------------------------------------------------------------------
Robert J. Hoyt                             1,800,000                                             9.16%
174 The Masters Circle                     Beneficial Owner
Costa Mesa, CA 92627
--------------------------------------------------------------------------------------------------------------------
All Directors & Officers as a Group        7,800,500                                             41.37%
(6 persons)
--------------------------------------------------------------------------------------------------------------------

(1) Based on a total of 18,854,111 shares of Common Stock issued and outstanding as of the Record Date.

(2) If the Stock Option Plan is approved, an additional 837,500 shares could be purchased within 60 days of the Record Date.

(3) Mr. Smith's shares do not include 175,000 shares that could be purchased under the proposed Stock Option Plan. If his options were exercised, he would own 5,235,000 representing 26.58% of the outstanding shares after the shares were exercised.

(4) Mr. Claybrook's shares do not include 175,000 shares that could be purchased under the proposed Stock Option Plan. If his options were exercised, he would own 2,010,000 representing 10.21% of the outstanding shares after the shares were exercised.

(5) Dr. Meng-Sheng Lin's shares do not include 125,000 shares that could be purchased under the proposed Stock Option Plan. If her options were exercised, she would own 985,000 representing 5.00% of the outstanding shares after the shares were exercised.

(6) Dr. Dukowitz's shares do not include shares could be purchased under the proposed Stock Option Plan. If his options were exercised, he would own 100,000 shares representing .51% of the outstanding shares after the shares were exercised. Dr. Dukowitz does not currently won any shares of stock.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

              Five (5) directors are to be elected at the Annual Meeting to hold office until their respective successors have been elected and qualified or until their prior death, resignation or removal. The By-laws of the Company provide that the Board of Directors ("Board") shall consist of no less than five
(5) members, provided that the Board may by resolution increase or decrease the number of directors. The Board has established the number of directors at five
(5).

              The Board of Directors has established three classes of Directors. These classes are for different lengths of time and serve to stagger the election of Directors to the Board. Class I Directors will serve for a period of one (1) year, Class II Directors will serve for a period of two (2) years and Class III Directors will serve for a period of three (3) years.

              To be elected a director, each nominee of each class of director must receive a plurality of all the votes cast at the meeting for the election of directors within the class. Should any nominee be unable to accept nomination or election, shareholders will vote for the election of such other person to the office of director as management may recommend in place of such nominee; however, management knows of no reason to anticipate that this will occur. Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board. The Company believes that all nominees will be able to serve.

              The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Share Ownership of Certain Beneficial Owners and Management."

Nominees for election of directors are as follows:

NAME                       AGE     CLASS       POSITIONS                    FIRST YEAR
----                       ---     -----       ---------                    BECAME
                                                                            ----------
DIRECTOR
Cecil E. Smith, Jr.        61      III         Chairman of the Board            1995
Joel E. Claybrook          50      III         President and CEO                1997
Dr. Meng-Sheng Lin         55       II         Director                         1999
Dr. Myles Welborn          71        I         Director                         1999
James Hamner               61        I         Director                         1999

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF SUCH NOMINEES.

              Set forth below is certain information concerning each of the persons nominated for election as directors of the company.

CECIL E. SMITH, JR., 61, serves as Chairman of the Board of Directors. Since 1973, Mr. Smith has served as Chief Executive Officer of S&N Corporation ("S&N"), a provider of strategic planning and business development services to the electronics industry. From 1996 to October 1999, Mr. Smith served as a contract employee to the Company and joined the Company on a full time basis in October 1999. Mr. Smith served as a director for Microelectronic Packaging Systems, Inc. from 1991 to 1996, and as Executive Vice President and Director of Alcoa Electronic Packaging, Inc. from December, 1988 to March, 1992. Mr. Smith attended the University of Texas and performed advanced studies with the American Management Association (Executive Development) in Hemphill, New York and Bell Laboratories (Advanced Semiconductor Technology) Phillipsburg, Pennsylvania.

JOEL E. CLAYBROOK, 50, serves as a member of the Board of Directors and as President, Chief Executive Officer and Chief Financial Officer of the Company. Mr. Claybrook has 28 years of experience in finance, marketing, and administrative management including over 10 years of experience in sales management with the high tech and communications industries. Prior to joining Micro-ASI, Inc. in 1998, Mr. Claybrook, served four years as General Partner of Hawk Financial Company, Ltd., an automobile finance company. From 1992 to 1993, he served as Chief Financial Officer for Pinpoint Communications, Inc., a Texas-based high-tech wireless data communications company. Mr. Claybrook, a Certified Public Accountant since 1974, has served as chief financial officer of several companies and practiced as a financial consultant to the service, distribution, and manufacturing industries. He received a Bachelor of Business Administration degree in 1971 from The University of North Texas.

DR. MENG-SHENG LIN, 55, serves as a member of the Board of Directors and as Director of International Development. Dr. Lin has taught and practiced medicine for 29 years. Dr. Lin earned her Doctor of Medicine degree from Peking China Medical College in 1970. As well, from 1982-83, Dr. Lin was a Postdoctoral Fellow with the World Health Organization at the M.D. Anderson Hospital & Tumor Center, University of Texas Health Science Center, Houston, Texas.

DR. MYLES WELBORN, 71, has 40 years experience in dentistry, and has served as teacher and principal in the Texas school system. Upon earning a Bachelors Degree from Hardin-Simmons Universtiy in 1949, Dr. Welborn served in the Army for three years, attaining the rank of Cpl. Chief of Congressional Section of the General's Office. After the military, he spent several years in education as a teacher and principal in elementry schools. Dr. Welborn attended the Baylor College of Dentistry, earning a DDS with honors. Since 1960 he has been practicing dentistry.

JIM HAMNER, 61, has forty years of business experience, specializing in information technology. He began his professional career in 1960 at the U.S. Naval Ordnance Laboratory in Corona, California, working in early computing evaluations of missile development and testing. For 32 years prior to 1998, he was employed by Texas Instruments, Dallas, Texas in multiple technical, management, and administrative roles. Since 1998, Mr. Hamner has been employed as a Senior Manager at Andersen Consulting in Dallas. He holds a Bachelors Degree in Mathematics from Baylor University.

                    BOARD MEETINGS, ATTENDANCE AND COMMITTEES

              The Board of Directors currently has no standing committees. The Board of Directors held five (5) meetings during the fiscal year commencing November 1, 1998 and ending October 31, 1999. During this period all directors attended at least 75% of the meetings of the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Under Federal securities laws, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC") on the SEC's Forms 3, 4 and 5. The Company believes that all of its officers and directors have complied with all filing requirements applicable to them with respect to their stock ownership on November 2, 1999.

                               EXECUTIVE OFFICERS

The board elects executive officers annually at its first meeting following the Annual Meeting of Shareholders. In addition to the executive officers who are directors, Dr. James A. Dukowitz, 54, is the Executive Vice President and Chairman of the Executive Committee of the Office of the Chief Executive. Dr. Dukowitz holds a Ph.D. from the Massachusetts Institute of Technology, where he also served as Special Assistant to MIT President Dr. Jerome Wiesner to establish the Congressional Office of Technology Assessment. Prior to 1999, Dr. Dukowitz spent over 20 years with Texas Instruments, Dallas, Texas, serving as President of TI Asia and TI China for six years; Vice President of European and Latin American Marketing; and Vice President, Corporate Staff with responsibilities for Corporate Strategic Planning, Corporate Marketing, and Corporate Relations.

                             EXECUTIVE COMPENSATION

              The following Summary Compensation Table shows cash and non-cash compensation for the last three fiscal years paid by the Company to the Chief Executive Officer and President of the Company. No other executive officers of the Company received salary and bonus compensation, which exceeded $100,000 in such fiscal years.

              The entire Board of Directors agreed on the salaries set forth in the Summary Compensation Table below. These amounts were based on the fair market value of employees considering their experience and anticipated contributions to the Company.

                          SUMMARY COMPENSATION TABLE

                                                                Securities
                                                                Underlying      All Other
Name and                            Fiscal      Salary         Options/SAR's   Compensation
Principal Position                   Year       ($) (1)         (#)(6)(7)       ($)(2) (3)
------------------                  ------      -------        -----------     ------------
Cecil E. Smith, Jr.                 1999        15,000            750,000         245,000
  Chairman of the                   1998                                          330,000
  Board  (2)                        1997                                          135,000

Joel E. Claybrook                   1999       150,000            750,000
  President & CEO                   1998                                           95,000
  (3)                               1997                                           40,000

Dr. James A. Dukowitz               1999        30,000            400,000
  Executive Vice President
  & Chairman of the
  Executive Committee of
  the Office of the Chief
  Executive (4)

Dr. Meng-Sheng Lin                  1999        60,000            500,000
  Director of Int'l
  Development (5)

------------------------

(1) Salaries shown above are from the period of January 1, 1999 through the Record Date.

(2) Cecil E. Smith, Jr. received consulting fees and expenses in lieu of salary until October 1, 1999. This consulting agreement ended September 30, 1999 when Mr. Smith became an employee of the Company.

(3) Joel E. Claybrook received consulting fees and expenses in lieu of salary until December 31, 1998. This consulting agreement ended December 31, 1998 when Mr. Claybrook became an employee of the Company.

(4) Dr. Dukowitz joined the Company September 1, 1999. He is deferring $22,500 of his salary until January 2000.

(5)  Dr. Lin joined the Company July 1, 1999.

(6) The above officers and Directors were granted options pursuant to the 1999 Stock Option Plan, which is Proposal No. 2 in this document. The total options granted have been included in the above table. The 1999 Stock Option Plan must be approved by the Shareholders. Please refer to the Option Exercises and Holdings section for further detail l on the options granted.

(7) The Board of Directors will meet in early 2000 to vote on an amendment to the Articles of Incorporation to increase the authorized shares of Common Stock. The Board of Directors will then call a Special Meeting of the Shareholders to consider this increase and any other matters that may come to the attention of the Board.

OPTION EXERCISES AND HOLDINGS

            The following table sets forth information regarding options granted, subject to shareholder approval, under the 1999 Stock Option Plan for each of the executive officers and employees named below:

------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Name                     Number of    % of        Exercise   Expiration   Number of     % of           Exercise   Expiration
                         Securities   Total       Price      Date         Securities    Total          Price      Date
                         Underlying   Incentive   Per                     Underlying    Non-Qualified  per
                         Incentive    Options     Share ($)               Non-Qualified Options        Share ($)
                         Options (#)  Granted                             Options       Granted
                         (1) (2)      in 1999                             (#)(3)        in 1999
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Cecil E. Smith, Jr.          500,000      16.95%       1.10     9/6/2004       250,000      50.00%          1.00      9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Joel E. Claybrook            500,000      16.95%       1.10     9/6/2004       250,000      50.00%          1.00      9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Dr. Meng-Sheng Lin           500,000      16.95%       1.00     9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Dr. James Dukowitz           400,000      13.56%       1.00     9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Scott Smith                  250,000       8.47%       1.00     9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Jerry Kline                  200,000       6.78%       1.00     9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Tom Miller                   200,000       6.78%       1.00     9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Ari Reubin                   200,000       6.78%       1.00     9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Randy Williams               150,000       5.08%       1.00     9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Maryanne Jolley               35,000       1.19%       1.00     9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Ann Williams                  15,000        .51%       1.00     9/6/2009
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------
Totals                     2,950,000     100.00%                               500,000     100.00%
------------------------ ------------ ----------- ---------- ------------ ------------- -------------  ---------- -------------

(1)  No shares have been exercised under this Plan.

(2) The Incentive options are first exercisable 25% in 1999, 25% in 2000, 25% in 2001 and 25% in 2002. The exercise price is $1.00 per share except for Messer's. Cecil E. Smith, Jr. and Joel E. Claybrook who have an exercise price of $1.10 per share.

(3) The Nonqualified options are first exercisable 20% per year for five years beginning in 1999 at $1.00 per share.

                              CERTAIN TRANSACTIONS

              Cecil E. Smith, Jr., Chairman of the Board was retained by the Company under a consulting agreement that ended September 30, 1999, at which time he joined the Company as a full time employee. Prior to becoming an employee, Mr. Smith was paid consulting fees plus travel expenses, which are shown in the Summary Compensation Table listed under All Other Compensation for the years 1997, 1998 and 1999.

              On May 7, 1999, the Company entered into a consulting contract with Darwin's Beagle.Com, Inc. Ari Reubin and Dr. James Dukowitz were members of the consulting firm. The Company paid Darwin's Beagle.Com, Inc. consulting fees per their contract in the amount of $70,000.00 in cash for services rendered from May 1999 through August 1999. Subsequently, Ari Reubin and Dr. James Dukowitz became employees of the Company in September 1999. The agreement also called for the issuance of 28,000 shares of the Company's Common Stock, which as of October 31, 1999 has not been issued.

                             STOCK PERFORMANCE GRAPH

              The Company's stock is not currently traded on any public market or exchange. Therefore, it is not possible to provide a Stock Performance Graph.

                             1999 STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

              The Micro-ASI, Inc. 1999 Stock Option Plan was adopted by the Board of Directors on September 6, 1999 subject to shareholder approval. The Board of Directors believes that the use of long term incentives based on the value of the common stock is helpful in attracting and retaining qualified key executives and other key employees, non-employee directors, independent contractors and consultants and motivating such personnel to achieve long-range goals through providing compensation opportunities that are competitive with those offered by other corporations similar to the Company.

DESCRIPTION OF THE 1999 STOCK OPTION PLAN

              The following description of the 1999 Stock Option Plan is only a summary and is not the detailed plan. A copy of the 1999 Stock Option Plan in its entirety will be forwarded to any shareholder upon receiving a request in writing to the Company Secretary. Capitalized terms used and not otherwise defined in this portion of this Proxy Statement have the respective meanings ascribed to such terms in the 1999 Stock Option Plan.

              Pursuant to the Stock Option Plan, the purpose of the Plan is to provide key employees and others with a proprietary interest in the Company through the granting of options, which will increase the interest of the grantee, furnish an incentive to key employees, non-employee directors, independent contractors and consultants. The Plan will also provide a means through which the Company may attract qualified persons to enter into employment with the Company.

              Pursuant to the Plan, 4,000,000 shares of Common Stock are reserved for issuance under the Plan.

              The Plan is administered by the Board of Directors or a committee designated by the Board of Directors to administer the Plan, which committee is constituted in such a manner as to permit the Plan to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to a plan intended to qualify as a discretionary plan. With respect to grants of options to employees, consultants or advisors who are not directors or officers of the Company, the Plan is administered by the Board of Directors or a committee designated by the Board of Directors, which committee is constituted in such a manner as to satisfy the legal requirements relating to the administration of an incentive stock option plan of applicable corporate and securities laws and the Internal Revenue Code of 1986, as amended.

              The Board or any designated Committee (herein "Committee") has the authority to select employees, directors and advisors to whom stock options are granted. Subject to limitations set forth in the Plan, the Committee has the authority in its discretion to determine the persons to whom options shall be granted and the number of shares covered by each option, to interpret the Plan, to establish vesting schedules, to specify the type of consideration to be paid upon exercise and, subject to certain restrictions, to specify other terms of the options.

              The maximum term of the options granted under the Plan is ten years, except that the term of an incentive stock option granted to an optionee owning more than ten percent of the voting stock of the Company may not exceed five years. Options granted under the Plan are in most cases nontransferable and generally expire 90 days after the termination of the optionee's services. In general, if an optionee is disabled or dies, such option may be exercised up to 12 months following such disability or death.

              The aggregate fair market value of the shares of Common Stock which any employee is first eligible to purchase in any calendar year by exercise of Incentive Options granted under the Plan and all incentive stock option plans of the Company shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an Incentive Option (or an Installment) shall be counted against the $100,000 annual limitation for an employee only for the calendar year such stock is first purchasable.

              The option price for Incentive Options shall not be less than 100% of the fair market value per share of the Common Stock, or 110% of the fair market value per share for any employee that owns more than 10% of the voting stock of the Company on the date the option is granted. The option price for a Nonqualified Option shall be, as determined by the Committee, any price per share of the Common Stock that is greater than the par value per share of the Common Stock. For puropses of the plan, fair market value of a share of Common Stock shall be the closing price of the Common Stock for the day before the option is granted if the stock is traded on an established securities market or if the stock is not traded, an amount determined by the Committee in good faith using any reasonable valuation method it deems relevant to the determination.

              The Plan shall automatically terminate on September 5, 2009. The Committee may not grant options under the Plan after that date.

              The Committee may establish rules and procedures in order to satisfy any obligation of the Company to withold federal income taxes or other taxes with respect to any option granted under the Plan. If the Common Stock is traded in the over-the-counter market or on any securities exchange, such rules and procedures may provide that in the case of the exercise of a Nonqualified Option, the witholding obligation shall be satisfied by the Company witholding shares of Common Stock otherwise issuable upon exercise of such option, in an amount equal to the statutory prescribed minimum withholding appplicable to the ordinary income resulting from the exercise of the option.

              The Company recommends ratification the 1999 Stock Option Plan in order to offer key employees and others the opportunity to acquire an equity interest in the Company, thereby aligning the interests of these persons more closely with the long term interests of shareholders. Awards under the Plan may be in the form of Incentive Options or Nonqualified Options. None of the Incentive Options or Nonqualified Options may be exercised until the Plan is approved by the shareholders.

TAX STATUS OF STOCK OPTIONS

               The Committee may provide for an option under the 1999 Stock Option Plan to qualify either as an Incentive Stock Option (`ISO") or as a Nonqualified Stock Option for United States federal income tax purposes.

              Incentive Stock Options. All stock options that qualify under the rules of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will be entitled to ISO treatment. To receive ISO treatment, an optionee must not dispose of the acquired stock within two years after the option is granted or within one year after exercise. In addition, the individual must have been an employee of the Company for the entire time from the date of grant of the option until three months (or one year if the employee is disabled) before the date of the exercise. The requirement that the individual be an employee and the two-year and one-year holding periods are waived in the case of death of the employee. If all such requirements are met, no tax will be imposed upon exercise of the option, and any gain upon sale of the acquired stock will be entitled to capital gain treatment. The employee's gain on exercise (the excess of fair market value at the time of exercise over the exercise price) of an ISO is a tax preference item and, accordingly, is included in the computation of alternative minimum taxable income.

              If an employee does not meet the two-year and one-year holding requirement (a "disqualifying disposition"), but does meet all other requirements, tax will be imposed at the time of sale of the acquired stock, but the employee's gain on exercise will be treated as ordinary income, rather than capital gain, and the Company will get a corresponding deduction at the time of sale in an amount equal to the income that the employee would have recognized on exercise of the option. Any remaining gain on sale will be short-term or long-term capital gain, depending on the holding period of the stock. If the amount realized on the disqualifying disposition is less than the value at the date of exercise, the amount includible in gross income, and the amount deductible by the Company, will equal the excess of the amount realized on the sale or exchange over the exercise price.

              An option agreement with the Company may permit payment for stock upon the exercise of an ISO to be made with other shares of Common Stock. In such a case, in general, if an employee uses stock acquired pursuant to the exercise of an ISO to acquire other stock in connection with the exercise of an ISO, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary for favorable tax treatment as an ISO.

               Nonqualified Options. In general, no taxable income will be recognized by the optionee, and no deduction will be allowed to the Company, upon the grant of an option. Upon exercise of a nonqualified option, an optionee will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction if applicable withholding requirements are satisfied) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option exercise price. Any gain or loss realized by an optionee on disposition of such shares generally is a capital gain or loss and does not result in any tax deduction to the Company.

               The foregoing statements are based upon present federal income tax laws and regulations are subject to change if the tax laws and regulations, or interpretations thereof, are changed.

REQUIRED VOTE

               The favorable vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting in person or by proxy is required to approve the 1999 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ADOPTION OF THE STOCK OPTION PLAN.

                              INDEPENDENT AUDITORS

              The Board of Directors has appointed the firm of Ernst & Young, LLP, which has served as independent auditors of the Company since 1998, to act as the Company's independent certified public accountants for the year ending December 31, 1999. A representative of the firm is expected to be available at the Annual Meeting, at which time he will have the opportunity to make a statement and will respond to appropriate questions from shareholders.

                                  OTHER MATTERS
                                (PROPOSAL NO. 3)

              The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the person named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

              THE COMPANY BECAME A REPORTING COMPANY UNDER THE 1934 ACT ON NOVEMBER 2, 1999. THE COMPANY WILL PROVIDE, FREE OF CHARGE, TO ALL SHAREHOLDERS A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) AND/OR A COPY OF ITS QUARTERLY REPORTS ON FORM 10-QSB (WITHOUT EXHIBITS), UPON WRITTEN REQUEST OF SUCH SHAREHOLDER TO NANCY K. SMITH, SECRETARY, Micro-ASI, Inc., 12655 NORTH CENTRAL EXPRESSWAY, SUITE 1000, DALLAS, TEXAS 75243.

                  SHAREHOLDER PROPOSAL FOR 2000 ANNUAL MEETING

              An eligible shareholder who wishes to submit a proposal to be included in the Company's proxy materials for the 2000 Annual Meeting of Shareholders must submit it, in accordance with the SEC's Rule 14a-8, so that it is received by the Company's Secretary at the principal executive offices, on or before August 5, 2000.

              A shareholder who wishes to make a proposal at the 2000 Annual Meeting of Shareholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in the Company's proxy materials) must give written notice of that proposal to the Company's Secretary, at the Company's principal executive offices, by October 19, 2000. If a shareholder fails to timely give that notice, then the persons named as proxies in the proxy cards solicited by the Company's Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion.


                                              By Order of the Board of Directors


                                              Joel E. Claybrook
                                              President and CEO

  Dated: December 3, 1999

                                      PROXY

                                 MICRO-ASI, INC.

     PLEASE MARK, SIGN, DATE AND RETURN VIA MAIL OR FACSIMILE (972-392-9639)
                 THIS PROXY CARD PROMPTLY TO ASSURE YOUR SHARES
                      ARE REPRESENTED AT THE ANNUAL MEETING

                  The undersigned (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Micro-ASI,Inc., to be held on Wednesday, December 15, 1999, at 10:00 a.m. Dallas time, at the Westin Park Central Hotel, 12720 Merit Drive, Tenison Room A & B, Dallas, Texas 75243, and the Proxy Statement in connection therewith; and (2) appoints JOEL E. CLAYBROOK and Cecil
E. Smith, Jr. and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect ot which the undersigned is entitled to vote and act at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted as indicated below.

              This proxy when properly executed will be voted in the manner directed. Unless otherwise marked, this proxy will be voted for the election of the persons named below and for approval of the proposal to ratify the 1999 Stock Option Plan.

              If more than one of the proxies named herein shall be present in person or by substitute at the meeting or any adjournment thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

              The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

1.       Election of Directors

FOR all nominees                              WITHHOLD
Listed below                                  AUTHORITY
(Except as marked to     [ ]                  to vote for all      [ ]
the contrary)                                 nominees listed
                                              below

FOR TERMS TO EXPIRE AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS: CECIL E. SMITH, JR. AND JOEL E. CLAYBROOK

FOR TERMS TO EXPIRE AT THE 2001 ANNUAL MEETING OF SHAREHOLDERS: DR. MENG-SHENG
LIN

FOR TERMS TO EXPIRE AT THE 2000 ANNUAL MEETING OF SHAREHOLDERS: DR. MYLES WELBORN AND JAMES HAMNER

(INSTRUCTION: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)
--------------------------------------------------------------------------------

2.  Approval of the 1999 Stock Option Plan

                  FOR    [ ]        AGAINST   [ ]       ABSTAIN   [ ]

3. Any and all other business that may properly come before the Annual Meeting of Shareholders

                  FOR    [ ]        AGAINST   [ ]       ABSTAIN   [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR IN PROPOSALS 1, 2, and 3, ABOVE.

I PLAN TO ATTEND THE ANNUAL MEETING IN PERSON      [ ]


DATED:
      --------------------------------            ------------------------------
                                                  SIGNATURE OF SHAREHOLDER

TELEPHONE:
          ----------------------------            ------------------------------
                                                  NAME (please print)

NUMBER OF SHARES:
                 ---------------------            ------------------------------
                                                  SIGNATURE OF JOINT SHAREHOLDER
                                                  (if applicable)

                                                  ------------------------------
                                                  NAME JOINT SHAREHOLDER
                                                  (please print)

                                                  ------------------------------
                                                  TITLE (if applicable)

When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this proxy should be signed by a duly authorized officer. Each joint tenant should sign.

NOTE: PLEASE MARK, SIGN, DATE AND RETURN VIA MAIL OR FACSIMILE (972-392-9639) THIS PROXY CARD PROMPTLY TO:

                  MICRO-ASI, INC.
                  12655 N. Central Expressway.
                  Suite 1000
                  Dallas, Texas  75243